EXHIBIT 99.5

                          USG Annuity & Life Company
                         Balance Sheet - Statutory Basis
--------------------------------------------------------------------------------

                                                                                  September 30,
                                                                                      2003
                                                                                 (In Thousands)
                                                                                 --------------


Admitted assets Cash and invested assets:
    Bonds                                                                         $  6,118,513
    Preferred stocks                                                                     1,273
    Mortgage loans                                                                   1,494,360
    Real estate                                                                          3,743
    Policy loans                                                                        31,921
    Other invested assets                                                              102,237
    Cash and short-term investments                                                     38,475
                                                                                  -------------
Total cash and invested assets                                                       7,790,522

Deferred and uncollected premiums                                                          360
Accrued investment income                                                               77,796
Reinsurance balances recoverable                                                           597
Indebtedness from related parties                                                          384
Federal income tax recoverable                                                          39,903
Other assets                                                                             1,576
                                                                                  -------------
Total admitted assets                                                             $  7,911,138
                                                                                  =============
Liabilities and capital and surplus
Liabilities:
    Policy and contract liabilities:
      Life and annuity reserves                                                      6,863,230
      Deposit type contracts                                                           230,684
      Policyholders' funds                                                                  43
      Unpaid claims                                                                        957
                                                                                  -------------
    Total policy and contract liabilities                                            7,094,914

    Accounts payable and accrued expenses                                               41,931
    Indebtedness to related parties                                                     21,035
    Interest maintenance reserve                                                        33,230
    Contingency reserve                                                                     75
    Asset valuation reserve                                                             53,269
    Borrowed money                                                                     230,447
    Payable for securities                                                              83,330
                                                                                  -------------
    Total liabilities                                                                7,558,231

Capital and surplus:
    Common stock                                                                         2,500
    Additional paid-in capital                                                         316,963
    Unassigned surplus                                                                  33,444
                                                                                  -------------
Total capital and surplus                                                              352,907
                                                                                  -------------
Total liabilities and capital and surplus                                         $  7,911,138
                                                                                  =============

                           USG Annuity & Life Company
                   Statements of Operations - Statutory Basis
--------------------------------------------------------------------------------

                                                                                  Nine months ended September 30,
                                                                                        2003            2002
                                                                                  --------------   --------------
                                                                                          (In Thousands)


Premiums and other revenues:
  Life, annuity, and accident and health premiums                                 $     279,075    $   1,151,696
  Policy proceeds and dividends left on deposit                                           5,877            6,694
  Net investment income                                                                 346,810          411,994
  Amortization of interest maintenance reserve                                           (3,298)          (6,073)
  Commissions, expense allowances and reserve adjustments
    on reinsurance ceded                                                                 16,395           10,725
  Other income                                                                              203            9,108
                                                                                  --------------   --------------
Total premiums and other revenues                                                       645,062        1,584,144

Benefits paid or provided:
  Death benefits                                                                          3,933          110,810
  Annuity benefits                                                                      191,961          194,775
  Surrender benefits                                                                    389,140          435,457
  Interest on policy or contract funds                                                    4,541            5,111
  Other benefits                                                                              3                8
  Life contract withdrawals                                                               5,200            4,698
Change in life, annuity, and accident and health reserves                                 3,316          653,995
                                                                                  --------------   --------------
Total benefits paid or provided                                                         598,094        1,404,854

Insurance expenses:
  Commissions                                                                            50,487           71,220
  General expenses                                                                       24,408           23,635
  Insurance taxes, licenses and fees, excluding federal income taxes                      1,782              767
  Other                                                                                     (36)             933
                                                                                  --------------   --------------
Total insurance expenses                                                                 76,641           96,555
                                                                                  --------------   --------------
Gain (loss) from operations before federal income
  taxes and net realized capital losses                                                 (29,673)          82,735

Federal income taxes                                                                    (21,514)          35,765
                                                                                  --------------   --------------
Gain from operations before net realized capital losses                                  (8,159)          46,970

Net realized capital gains or (losses), net of income
  taxes 2003 - $14,234; 2002 - $0 and excluding net
  transfers to the interest maintenance reserve 2003 - $(9,764); 2002 - $0
                                                                                        (29,176)         (29,856)
                                                                                  --------------   --------------
Net income (loss)                                                                 $     (37,335)   $      17,114
                                                                                  ==============   ==============

                           USG Annuity & Life Company
         Statements of Changes in Capital and Surplus - Statutory Basis
--------------------------------------------------------------------------------

                                                                                  Nine months ended September 30,
                                                                                        2003            2002
                                                                                  --------------   --------------
                                                                                          (In Thousands)


Common stock:
  Balance at beginning and end of year                                            $       2,500    $       2,500

Paid-in and contributed surplus:
  Balance at beginning and end of year                                                  316,963          286,963

Unassigned surplus:
  Balance at beginning of year                                                           66,723           19,994
  Net income                                                                            (37,335)          17,114
  Change in net unrealized capital gains or losses                                        3,085           (8,420)
  Change in nonadmitted assets                                                            3,844           (7,012)
  Change in asset valuation reserve                                                      (2,635)          13,348
  Change in net deferred income tax                                                        (238)           8,456
  Other adjustments                                                                           -              344
                                                                                  --------------   --------------
  Balance at end of year                                                                 33,444           43,824

Total capital and surplus                                                         $     352,907    $     333,287
                                                                                  ==============   ==============

                           USG Annuity & Life Company
         Statements of Changes in Capital and Surplus - Statutory Basis
--------------------------------------------------------------------------------

                                                                                  Nine months ended September 30,
                                                                                        2003            2002
                                                                                  --------------   --------------
                                                                                          (In Thousands)


Operations
Premiums, policy proceeds, and other
  considerations received, net of reinsurance paid                                $     279,055    $   1,158,497
Net investment income received                                                          453,000          470,113
Commission and expense allowances received on reinsurance ceded                         (76,234)          10,725
Benefits paid                                                                          (597,706)        (766,933)
Insurance expenses paid                                                                       -          (87,379)
Federal income taxes (paid) received                                                     (7,368)         (41,719)
Net other (expenses) revenues                                                            23,350            7,774
                                                                                  --------------   --------------
Net cash provided by operations                                                          74,097          751,078

Investments
Proceeds from sales, maturities, or repayments of investments:
  Bonds                                                                               6,410,635        6,569,984
  Stocks                                                                                      -              357
  Mortgage loans                                                                        239,479          180,517
  Other invested assets                                                                   2,643            6,190
  Miscellaneous proceeds                                                                 86,405                -
  Net tax on capital gains                                                                    -            2,375
                                                                                  --------------   --------------
Net proceeds from sales, maturities, or repayments of investments                     6,739,162        6,759,423

Cost of investments acquired:
  Bonds                                                                               6,509,956        7,668,436
  Preferred stocks                                                                          185              142
  Mortgage loans                                                                        249,957           23,347
  Real estate                                                                             2,708                -
  Other invested assets                                                                   5,599           11,911
  Miscellaneous applications                                                             56,243                -
                                                                                  --------------   --------------
Total cost of investments acquired                                                    6,824,648        7,703,836

Net increase (decrease)  in policy loans                                                 (1,309)             441
                                                                                  --------------   --------------
Net cash used in investment activities                                                   86,876         (944,854)

Financing and miscellaneous activities
Cash provided (used):
  Borrowed money                                                                         45,998          147,060
  Net deposits on deposit-type contract funds                                           (15,814)         (28,233)
  Other sources                                                                          11,954          (11,699)
                                                                                  --------------   --------------
Net cash provided by financing and miscellaneous activities                              42,138          107,128

Net change in cash and short-term investments                                            29,359          (86,648)
Cash and short-term investments:
  Beginning of year                                                                       9,116          102,848
                                                                                  --------------   --------------
  End of year                                                                     $      38,475    $      16,200
                                                                                  ==============   ==============